SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934 (Amendment No.    )
     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /

     Check the appropriate box:
/ /  Preliminary Proxy Statement
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                            SCIENCE DYNAMICS CORPORATION
----------------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

                            SCIENCE DYNAMICS CORPORATION
-----------------------------------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11

1) Title of each class of securities to which transaction applies:
------------------------------------------------------------------------

2) Aggregate number of securities to which transaction applies:
------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
------------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:
------------------------------------------------------------------------ *

Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
------------------------------------------------------------------------

2) Form, Schedule or Registration Statement No.:
------------------------------------------------------------------------

3) Filing Party:
------------------------------------------------------------------------

4) Date Filed:
------------------------------------------------------------------------

                       SCIENCE DYNAMICS CORPORATION
                         CHERRY HILL, NEW JERSEY
                    _______________________________
                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            NOVEMBER 7, 1996
                    _______________________________

TO THE STOCKHOLDERS:

The annual meeting of stockholders of Science Dynamics Corporation originally scheduled for June 12, 1996, is rescheduled for November 7, 1996, at 10:30 a.m., prevailing time, at the General Offices of the Company at 1919 Springdale Road, Cherry Hill, New Jersey 08003 for the following purposes:
      (1)    To elect directors to serve for the ensuing year;
      (2) To ratify the selection by the Board of Directors of Nemiroff, Cosmas and Company as independent public auditors;
      (3)    To approve an increase in the authorized common stock; and
      (4) To transact such other business and vote on such other matters as may properly come before the meeting or any adjournment(s) thereof.

A detailed statement of the background, experience or qualifications of all nominees for Directors is set forth on pp. 3-4 of the present proxy statement and on pp. 12-13 of the Form 10-KSB submitted contemporaneously in the form of an annual report to shareholders.

The Board of Directors has fixed the close of business on September 18, 1996, as the record date for determination of stockholders entitled to notice of and to vote at the meeting. A list of stockholders and their stockholdings as of September 18, 1996, will be available for inspection by all shareholders at the time and place of this meeting.

All matters set forth herein and on the proxy card as known or anticipated as coming before the shareholders for a vote at the November 7, 1996, meeting, including the election of directors, approval of increase in authorized common stock, an authorization for a class of preferred stock, and ratification of the selection of the public auditors of the Company, will be determined by a simple majority vote of all shares voting, either in person or by proxy. Any proxy that does not contain an express vote for or against any nominee or proposal or an abstention from voting on any specific proposal will be voted by the proxy holder(s) in favor of such nominee(s) or proposal. Any shareholder may expressly vote against, in favor of, or to abstain from casting either form of vote for any nominee(s) or proposal. In the latter event, such ballot will not be counted in the determination of such question but will be counted for purposes of establishing the presence of a quorum at the meeting.

It is important that your shares be represented and voted. In order to ensure the representation of a quorum at the meeting, all Stockholders are urged to fill in, sign and date the enclosed proxy and promptly mail the same in the accompanying envelope.

                                    By Order of the Board of Directors:

                                             /s/  Joy C. Hartman
                                          -------------------------
                                          Joy C. Hartman, Secretary
Cherry Hill, New Jersey
October 4, 1996

                      SCIENCE DYNAMICS CORPORATION
                         CHERRY HILL, NEW JERSEY
                    _______________________________

                        PROXY STATEMENT FOR THE
                    ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON NOVEMBER 7, 1996
                    _______________________________


This statement is furnished in connection with the solicitation by the Board of Directors of Science Dynamics Corporation (herein called the "Company") of proxies for use at the annual meeting of stockholders to be held on November 7, 1996, and at any adjournment thereof. Any proxy given pursuant to this solicitation may be revoked at any time prior to the voting thereof either by appearing in person at the meeting or by notice in writing received by the Secretary of the Company or by execution and presentation of a proxy bearing a later date.

The Company had outstanding on September 18, 1996, the record date for the meeting, 8,336,728 shares of common stock. Each stockholder of record on the record date is entitled to one vote for each share held without right of cumulation.

The following tables and text set forth information regarding stock ownership as of December 31, 1995, and September 18, 1996, of the principal shareholders, of each director and/or officer, and of all officers and directors and all persons owning five percent or more of the Company's common shares (par value $.01), its sole present class of security.

                                      PRINCIPAL STOCKHOLDERS
                                      ----------------------

                                              Percent of                               Percent of
Name and Address          No. of Shares      Outstanding Shares     No. of Shares     Outstanding Shares
of Beneficial Owner       as of 12/31/95<F1>  as of 12/31/95<F1>    as of 9/18/96<F11>   as of 9/18/96<F11>
-------------------       ---------------    ------------------    ---------------    ------------------
Lyndon A. Keele             775,034<F2>            9.78%                775,034<F2>        9.30%
701 Garwood Road
Moorestown, NJ  08057

Reynolds E. Moulton, Jr.    761,000                9.61%                692,000            8.30%
54 Washington Street
Marblehead, MA   01945

                                   SECURITY OWNERSHIP OF MANAGEMENT
                                   --------------------------------

The following information table sets forth information as to the shares and percentages of common stock of the Company beneficially owned by the Directors of the Company, and by all Officers and Directors of
the Company as a group, as of December 31, 1995, and as of September 18, 1996.
                                                Percent of                                Percent of
                          No. of Shares      Outstanding Shares     No. of Shares      Outstanding Shares
Name                     as of 12/31/95<F1>   as of 12/31/95<F1>   as of 9/18/96<F11>  as of 9/18/96<F11>

Lyndon A. Keele            775,034<F2>              9.78%                775,034<F2>            9.30%
(President, Chairman
of the Board, Director,
and Treasurer)

Russell R. Angely           11,000<F3>               .14%                 11,000<F3>            .13%
(Vice President)

Joy C. Hartman               1,000<F2>               .01%                  1,000<F2>            .010%
(Vice President,
Secretary, Director)

Kenneth P. Ray               6,000<F3>               .08%                  6,000<F3>            .072%
(Director)

Sheldon C. Hofferman       365,533<F4>              4.61%
(Director until                                                             Not                 Not
May 31, 1996)               ________              _______                Applicable          Applicable

All Directors and
Officers as a Group<F5>  1,158,567                 14.63%                793,034              9.51%

______________________

<F1>
Based upon a total number of 7,922,978 shares outstanding as of December 31, 1995.

<F11>
Based upon a total number of 8,336,728 shares outstanding as of September 18, 1996.

<F2>
Includes 12,000 shares owned by Mr. Keele's daughter and 300 shares owned by Ms. Hartman's children.
The daughter of Mr. Keele has sole voting and investment power with respect to her shares and Mr. Keele has sole voting and investment power with respect to all other shares in this total.
Ms. Hartman holds incentive options to acquire 35,000 shares of the Company's common stock.

<F3>
Has sole voting power and sole investment power with respect to the shares owned by such person.
In addition to the 6,000 shares owned by K. Ray, an outside Company Director, Mr. Ray holds incentive options to acquire 20,000 shares.  Mr. Angely holds incentive options to acquire 20,000 shares of the
Company's common stock.

<F4>
The total includes 266,133 shares owned by Golden Phoenix,L.P., of which Mr. Hofferman is the general partner.  Mr. Hofferman resigned from the Board of Directors on June 1, 1996, but continues to act as an advisor to the Board.

<F5>
The above list excludes J. Cox, an outside Company Director, who holds incentive options that would permit him to later acquire 20,000 shares.  Mr. Cox has requested that he not be renominated for election to the Board due to other business pursuits.

______________________

Section 16(a) of the Securities and Exchange Act of 1934 requires that the Company's executive officers, directors and persons beneficially owning in excess of ten percent of the Company's outstanding shares file initial reports of ownership and reports of any ensuing changes in ownership with both the Securities and Exchange Commission as well as with N.A.S.D. All such persons are required in addition to furnish the Company with copies of all such forms.

Based upon a review of the forms so furnished to the Company, the Company does not believe that any officer, director, or principal shareholder is or has been delinquent in the filing of any required report forms (Forms 3, 4, or 5) as required by Section 16 of the Securities Exchange Act, Item 4 or 5 of Regulation S-B (228.405). In order to ensure compliance with such disclosure requirements, all officers, directors, and principal shareholders are supplied with a detailed and comprehensive memorandum setting forth all disclosure and reporting rules. In addition, before any affected party can acquire or dispose of any interest of any nature in any Company securities or any derivative rights in such securities such as options or warrants, they are required to consult with both senior management and Company counsel.

In addition, management periodically reviews public reports of securities transactions and Company's Transfer Agent also advises the Company of any pending transfers of securities.

There were four directors' meetings in 1995.
All directors attended each meeting with the exception that Mr. Cox was absent from one meeting. There were three meetings during 1996.

                         ELECTION OF DIRECTORS
                         ---------------------
The Board of Directors has authorized, as in prior years, the provision for four director positions. Four directors are to be elected who will serve until the next annual meeting of stockholders or until their respective successors shall be elected and qualified. Unless a stockholder expressly indicates otherwise on his/her or their proxy, all proxies will be voted for the election as directors those persons named in the following table and upon the enclosed proxy ballot form. If any shareholder expressly abstains from voting, such shares will not be counted except for determination of the presence of a quorum. If any such nominee shall be unable or shall fail to act as such by virtue of any unexpected occurrence, proxies will be voted for such other person(s) as shall be determined by the proxy holder(s) in his/her (their) discretion. The Board of Directors may also, in its own discretion, alternatively reduce the number of directors to be elected.
No nominee for director has any direct personal interest in any matter to be voted upon at the 1996 meeting. There are no rights to cumulatively vote any shares. The election of directors will be determined by a simple majority vote.


                            Principal Occupation
Nominees            Age     and Directorships
--------            ---     -----------------

Lyndon A. Keele     67      Chairman of the Board of Directors and President
                            since June 1973, Treasurer since December 1980, and Director since April 1973.

Kenneth P. Ray      63      Incumbent Director.

Joy C. Hartman      47      Executive Vice President Administration and
                            incumbent Director.

Alan C. Bashforth   46      Candidate for Director

            EXPERIENCE AND BACKGROUND OF DIRECTORS AND OFFICERS
            ---------------------------------------------------

The general background, business experience, and other directorships of nominees for the Board of Directors and of the Company's Executive Officers is as follows:

LYNDON A. KEELE is the founder of the Company and has been active as Chairman of its Board of Directors and President from June of 1973 and as its Treasurer since December of 1980. From April of 1973 to August of 1977 he managed his own investments and served as a consultant to a number of companies involved in the electronics industry. Prior to 1973, Mr. Keele served for five years as a Principal and Executive Vice President of TeleSciences, Incorporated, a company engaged in design and manufacture of telephone support equipment.
He theretofore served as a Program Manager for multimillion dollar programs involving data and circuit switching systems at ITT Federal Laboratories.
From 1958 to 1962, he was employed by GTE's Sylvania Electronics Systems Division in various management positions, including Program Manager of data processing and cryptographic communications Projects and Programs. He was awarded a B.B.A. by the University of Texas in 1951.

KENNETH P. RAY is President of DelRay, Inc., an active telecommunications consulting firm. From 1964 to 1987 he was associated with ITT in various responsible positions and in 1976 became Vice President of ITT Telecommunications, with responsibility for engineering, marketing and sales departments. In 1981 he became Vice President and Director of Operations for the Transmission Division of ITT Space Communications. In January, 1987, ITT's telecommunications group was acquired by Alcatel and Mr. Ray became Vice President of Marketing and Development for Alcatel Network Systems.
From 1988 to 1991, he was Vice President for Technology and Business Development for Alcatel North America, a telecommunications company. Mr. Ray received a BSEE from Polytechnic Institute of New York in 1954 and a Masters in Economics from North Carolina State University in 1970.

SHELDON C. HOFFERMAN, has been an Attorney and Private Investor since 1971. Mr. Hofferman graduated from the University of Pennsylvania in 1966 and Temple University Law School in 1971. He was in private law practice in Washington, D.C., specializing in communications law, from 1971 to 1974.
He served as Senior Trial Attorney for the Federal Trade Commission from 1974 to 1983, and re-entered private law practice thereafter. Mr. Hofferman has also served as General Partner of Golden Phoenix Limited Partnership, an investment concern, since 1983. Mr. Hofferman resigned from the Board effective June 1, 1996, but continues as advisor to the Board.

JOY C. HARTMAN, Executive Vice President, was employed by the Company in January 1982, and is responsible for General Corporate Administration including the functions inherent in comptrollership, personnel, employee benefits, and insurance activities. Her prior experiences included MSA, a marketing research company, TeleSciences, Incorporated, and Peat Marwick-Mitchell. Ms. Hartman is a graduate of the Wharton School of Business of the University of Pennsylvania.

ALAN C. BASHFORTH, is the President of Innovative Communications Technology, LTD., a data communications company, located in Jersey, Channel Islands, and has for the past three years been developing new data products. Prior experience included ownership of the CSL Group of companies from its inception in 1975. CSL is a Communications and Computer engineering group and employed over 100 people in 1992 when Mr. Bashforth sold the company. From 1970 to 1975, Mr. Bashforth was employed by Automaten CI, LTD., an office equipment and telecommunications company in various engineering and sales positions leading to the position of General Manager. Mr. Bashforth was educated in electronic engineering at Mid Herts Polytechnic College in England and holds a Higher National Diploma in Electronic Engineering.


                       COMMITTEES OF THE BOARD
                       -----------------------
The Company's Board of Directors has no salary or nominating committees.
Its sole committees are a Stock Option Committee and an Audit Committee.
The Stock Option Committee oversees the Company's Incentive Stock Option Plan. During the past year, Lyndon A. Keele and Joy C. Hartman served on this committee.

In addition, the Company organized and instituted an Audit Committee in 1987 whose members during 1995 included John E. Cox and Kenneth P. Ray. There was one formal meeting of the Audit Committee during 1995 and one meeting of the Stock Option Committee. Peter Cosmas of Nemiroff, Cosmas and Company (the Corporation's public auditors) normally participates in the Audit Committee meeting but does not serve or act as a member of this Committee. There have been no meetings of either Committee during the intervening period of 1996.

                           THE ACQUISITION OF
                  INNOVATIVE COMMUNICATIONS TECHNOLOGY, LTD.
                  ------------------------------------------

Management believes the proposed acquisition of Innovative Communications Technology, LTD. (ICT) will broaden both the Company's product line and customer base. Science Dynamics will, assuming execution of the agreement as presently constituted and closing thereupon, acquire all the assets and intellectual property of ICT which includes, among other properties, a Frame Relay System, a File Transfer System, and a Celerity System. The Frame
Relay System enables any digital data stream, (including audio and video) to be transmitted in packetized form over dedicated telephone company data circuits, thus allowing intracompany audio and video conferencing between computer users at any time. The File Transfer System is designed for use via satellite networks so as to enable computers to transfer data on a confidential broadcast basis to any one or multiple addresses simultaneously. This system is compatible with Windows 3.1 and Windows 95. The Celerity System design concepts are used to increase access speed to private data services and the internet.

As consideration for the acquisition of ICT's assets, the Company will issue 1,500,000 shares of SDC common stock. In addition, as a condition of the acquisition, Mr. Allen Bashforth, ICT's Chairman and CEO, will purchase SDC common shares, the number of which will be based on the market price of such shares at the time of purchase. Further, based upon SDC's future performance in both sales and profits, Mr. Bashforth will earn warrants to purchase up to another 2,000,000 shares, also at prices to be determined on the basis of the market price of such shares at the time the warrants are exercised. Mr. Bashforth will become President and CEO of SDC upon consummation of the above-described acquisition.

This acquisition can only be accomplished by a favorable vote on question three, which amends the Company's Certificate of Incorporation to authorize additional common stock. Should approval of the additional common stock be withheld by the stockholders, the acquisition of Innovative Communications Technology, LTD. could not be consummated. The consequences would be to deprive the Company of its attempt to broaden the customer base with new product offerings and negate the included financing. The deprived financing would have deleterious effects on the Company's ability to move forward.


      APPROVAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION
               TO AUTHORIZE AN INCREASE IN COMMON SHARES
                  AND A NEW CLASS OF PREFERRED STOCK
      ------------------------------------------------------------

The Board of Directors requests that the stockholders approve an amendment to the Company's Certificate of Incorporation to authorize a common stock increase from the present 10,000,000 shares (par value $.01) to 25,000,000 shares (par value $.01). In addition, the Board requests the stockholders to approve the establishment of a new class of preferred stock in the amount of 2,000,000 shares with par value of $.01.

In order to create more flexibility for financing opportunities, the Company desires to have greater flexibility in offering equity securities to the investment community other than common stock. Therefore, the Company is requesting the shareholders to approve an Amendment to the Company's Certificate of Incorporation to authorize a new class of 2,000,000 shares (par value $.01) Preferred Stock. The Board of Directors will have the authority to issue the Preferred Stock in one or more classes or series and to fix the rights, and restrictions thereof, including dividend rights, dividend rates, conversion rights, voting rights, terms of redemption, redemption prices, liquidation preferences and the number of shares constituting any classes or series of the designation of such classes or series, without further vote or action by the shareholders. The Company intends that its Board of Directors will exercise its authority under the proposed Amendment, if adopted, to authorize a newly created class of Preferred Stock to effectuate any future financing. While the Company has no present plans to issue such preferred stock, should future events present advantageous situations, the Company will be in a position to accomplish that action.

                              EXECUTIVE OFFICERS
                              ------------------
All Company Officers are elected yearly by the Board of Directors at its annual organizational meeting immediately following each annual stockholder's meeting. The officers during 1995 and as of the date of this Proxy Statement, include Lyndon A. Keele, age 67, President, Chairman of the Board and Treasurer; Joy C. Hartman, age 47, Executive Vice President, and Russell R. Angely, age 57, Vice President of Sales and Marketing.

                         REMUNERATION OF OFFICERS AND
                     DIRECTORS AND CERTAIN TRANSACTIONS
                     ----------------------------------

The following table sets forth all remuneration for services in all capacities to the Company during the year ended December 31, 1995, for the Company's Chief Executive Officer and for each executive officer and/or director who received more than $100,000.00 from the Company during such year. No director receives any compensation or payment of any nature for his services as director other than for an honorarium of Two Hundred Fifty Dollars ($250.00) paid to outside directors for each meeting attended.

                             Annual Compensation                  Long Term Compensation
                             -------------------                  ----------------------
    Name and                                     Other          Awards               LTIP          All
Principal Position     Year  Salary($)   Bonus($)  Annual     Restricted            Payouts($)      Other
                                                Compensa-      Stock       Options/               Compensa-
                                                 tion($)      Award(s)($)   SARs(#)                tion($)
------------------     ----  ------------------------------   --------------------------------    ---------
Lyndon A. Keele, CEO   1995   132,538     - 0 -     - 0 -        - 0 -       - 0 -     - 0 -        - 0 -

Joy C. Hartman, EVP    1995   105,179(1)  - 0 -     - 0 -        - 0 -       - 0 -     - 0 -        - 0 -

Russell R. Angely, VP  1995    85,938     - 0 -    17,808(1)     - 0 -       10,000    - 0 -        - 0 -


*Ms. Hartman's base salary of $101,000 was supplemented by a one time payment of $4,179 for accrued vacation. Mr. Angely's other compensation resulted from sales commissions.


The following table sets forth the stock options granted by the Company in 1995 reflected in the Summary Compensation table above.

    Name     Options/SARs Granted     % of Total Options/SARs Granted   Exercise or Base Price
                                        to Employees in Fiscal Year           Per Share       Expiration Date
Russ Angely         10,000                          100%                        $ 1.00           05/02/2005

The table below sets forth information with respect to the number and value of unexercised options held by the named Executive Officers of the Company on December 31, 1995. No stock options were exercised by such persons in 1995 and there are no outstanding stock appreciation rights.

                          YEAR-END OPTION VALUES
                          ----------------------
                                                                                      Value of Unexercised
Name          Shares Acquired on                  Number of Unexercised Options       In-The-Money Options
                   Exercise       Value Realized      at December 31, 1995            at December 31, 1995

                                                   Exercisable    Unexercisable Exercisable    Unexercisable
-----------   ------------------  --------------  -----------------------------  -----------------------------
Russ Angely           0                 --             None          20,000           None            None
Joy C. Hartman        0                 --              35,000       0              None     None

There were no other such compensated executive officers or directors during the calendar year 1995, and there are no others as of the date of this Statement.

Should there be a change in control or ownership of the Company by acquisition or merger, the Board of Directors on January 25, 1996, adopted a resolution whereby the present officers of the Corporation are protected from termination without cause. The compensation amount is limited to compensation for three years of salary. Such compensation can be either a lump sum payment or payment over a three year period.

The Company presently has no standing plans or arrangements for contingent forms of compensation such as bonuses, commissions, executive stock options, stock appreciation rights, profit sharing, pension, retirement plans or other like benefit programs, except for the past and present Incentive Stock Option Plan as hereafter described. No officer, director, or other employee consequently received or was entitled to any form of non-cash compensation under any form of plan described or included within Regulation S-B, Section 402(b)(1), Reg. 228.402, Section (b)(1).

The Shareholders approved an initial Incentive Stock Option Plan on April 22, 1982, including 162,000 shares, which was amended by the shareholders on April 24, 1984, to include an additional 200,000 shares. This Plan expired on April 27, 1992. The shareholders approved a successor Incentive Stock Option Plan encompassing 290,950 shares of the authorized previously unissued $0.01 per share par value stock of the Company. This included 90,950 shares allocated to the initial Plan that had never been awarded and 200,000 newly allocated shares. During the year 1992, 50,000 shares were made subject to awards by the Committee to officers and directors, including 10,000 shares each to all directors except for Mr. Keele who has never received any option awards of any nature. Options can be and are awarded under the Plan only to key engineering, design, manufacturing, sales, or management personnel and all are granted at the then fair market value of the Company's stock. In the event any option would be awarded to a person holding directly or beneficially in excess of ten percent of the Company's stock, such award must be made at 110% of the then fair market value of the Company's stock. In all other respects, the Plan conforms to all provisions of Section 422 of the Internal Revenue Service Code and has been granted authority from time to time to enact amendments to bring the Plan into conformity with any amendments to the Code. The shares allocated to the successor Plan were subject to an S-8 Registration Statement filed with the Securities and Exchange Commission on or about June 5, 1992.

There have been no changes of any nature in any of the substantive provisions or procedures of this Plan since adoption. Awards under this Plan have been made by a committee of the Board (which, during 1995, consisted of Lyndon A. Keele and Joy C. Hartman) and are based solely upon individual performance and are within the discretion and judgment of the Committee. While Ms. Hartman holds options on certain shares of the Company under this Plan, all of the same predate her membership on this Committee. Neither she nor Mr. Keele nor any other prior member of this Committee have ever nor will any successor member receive any option grants while serving on this Committee other than for the 10,000 shares awarded to all directors (except Mr. Keele) on both May 9, 1990, and on July 8, 1992.

The Plan has involved no assets or payments other than the award of options which are required to be made at full market price on the date of the award.

All options have always been granted at the then current market price of the Company's shares and at values ranging from $8.00 per share to $1.25 per share as of the date of the statement. No options have ever been awarded at less than market value. In addition, no option shares have ever been awarded to the principal shareholders of the Company. With respect to principal employees and directors, as of the date of the statement, Ms. Hartman has options for 35,000 shares; Mr. Angely, options for 20,000 shares; and Mr. Ray, options for 20,000 shares.

The Company maintains no other compensation awards which are granted in conjunction or in tandem with such options and the Company further maintains no other pension, thrift, profit sharing or other options or similar extraordinary compensation plans of any nature.

There are no standing plans or present proposals for specific payment of any bonuses, commissions (other than regular sales commissions), awards of other option rights or other remuneration within the terms of Section 402(b)(1), Reg. 228.402(b)(1), other than salaries as the latter are now and will hereafter from time to time be fixed by the Board of Directors. Bonuses, commissions, options awards and other similar special payments as well as salaries will continue to be fixed from time to time in the discretion of the Option Committee and the Board of Directors, as circumstances and performance shall indicate.

During 1995 there were two transactions with an officer and a director.
Mr. Sheldon Hofferman, a Company Director, purchased additional restricted stock in the amount of $25,000. Mr. Lyndon A. Keele, President and a Director, converted the Company's $188,600 indebtedness to him into common stock. at the market price on the day of conversion. There have been no other transactions resulting in any payment or grant or conveyance of other properties or rights other than direct salary payments or sales commissions made solely in exchange for actual services rendered in the normal course of business.

          RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
          ------------------------------------------------

Nemiroff, Cosmas and Company (formerly Nemiroff, Cosmas, Titus and Cochamiro) have served as public auditors for the Company during the entire calendar year 1995, having been re-engaged as Company auditors on December 21, 1990, succeeding Coopers & Lybrand (which had been the Company auditors from 1985 until December 17, 1990). Nemiroff, Cosmas and Company previously served as public auditors for the Company from 1981 through 1985. The Board of Directors has voted unanimously to re-engage Nemiroff, Cosmas and Company as public auditors for the Company for the current year and will request the shareholders to ratify such selection at the annual meeting of shareholders to be held on November 7, 1996. This proposal will be determined by a simple majority vote.

Representatives of Nemiroff, Cosmas and Company will be present at the meeting of stockholders to assist shareholders and to answer any questions that may arise as to the current financial statements and reports and to make any statement the auditor may desire to present.

Nemiroff, Cosmas and Company has not rendered non-auditing services nor has it made any claim for payment of compensation for any non-auditing services. It has no interest of any nature in the Company other than for its present professional engagement. No member or affiliate of the firm has ever had any business dealings or family relationships with any officers, directors, or principal shareholders of the Company.

                             ANNUAL REPORT
                             -------------

The Company has mailed its 10-KSB Report for the year ended December 31, 1995, and the Second Quarter 10Q for 1996 under identical cover with this Proxy Statement to all stockholders. Reference may be made to that report for financial and other information about the Company. ADDITIONAL COPIES OF THE FORM 10-KSB OR ANY FORM 8-K PREVIOUSLY FILED AND/OR ALL EXHIBITS NOTED ON THE 10-KSB OR OF THE SUCCESSOR INCENTIVE STOCK OPTION PLAN WILL BE MADE AVAILABLE TO STOCKHOLDERS AT NO COST UPON REQUEST TO THE COMPANY'S SECRETARY, 1919 SPRINGDALE ROAD, CHERRY HILL, NEW JERSEY 08003, WHICH SHOULD INCLUDE THE PRECISE ADDRESS WHERE SUCH MATERIALS ARE TO BE SHIPPED.

                        STOCKHOLDERS PROPOSALS
                        ----------------------

No stockholder proposals have been received for submission at the November 7, 1996, meeting. Any stockholder proposal appropriate for shareholder consideration and any action that a shareholder may desire to be considered for inclusion in proxy material for the Company's annual meeting of stockholders in 1997 must be received at the principal executive offices of the Company no later than 120 days prior to the date in 1997 when the proxy materials will have been distributed for the 1997 annual meeting of shareholders which, at the time of preparation of this statement, is estimated to be on or about June 1, 1997.

Any shareholder desiring to submit a proposal at any time is entitled to have access to the relevant shareholders list. Requests for the same should be submitted in writing to the Company's Secretary at 1919 Springdale Road, Cherry Hill, New Jersey 08003.

                                  GENERAL
                                  -------
Proxies are being solicited by mail. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for their expenses in doing so.

THIS SOLICITATION OF PROXIES IS MADE FOR AND BY MANAGEMENT OF THIS COMPANY AND THE ENTIRE COST OF THIS SOLICITATION WILL BE BORNE BY THE COMPANY.

Management does not intend to present and does not have any reason to believe that others will present any proposal or item of business at the annual meeting other than those set forth in the notice of the meeting and within the present Proxy Statement. If any other matters are properly presented for a vote, the proxies will be voted for such matters in accordance with the best judgment of the person designated as proxy on the proxy card. Any shareholder may attend the meeting in person, regardless of whether a proxy has been previously executed. Attendance and voting in person as well as subsequent execution of a latter written proxy will automatically revoke any prior proxy not coupled with an interest.

                         By Order of the Board of Directors:



                           /s/  Joy C. Hartman
                         -------------------------
                         Joy C. Hartman, Secretary

Cherry Hill, New Jersey
October 4, 1996

                             SCIENCE DYNAMICS CORPORATION
               Proxy Solicited on Behalf of The Board of Directors For The Annual Meeting of Stockholders of November 7, 1996

The undersigned hereby appoints and constitutes Lyndon A. Keele and Joy C. Hartman, or each or either of them as his/her true and lawful agent and proxy with full power of substitution to represent the undersigned at the Annual Meeting of Stockholders of Science Dynamics Corporation to be held at the Corporate Offices at 1919 Springdale Road, Cherry Hill, New Jersey on November 7, 1996 at 10:30 A.M. and at any adjournment of such meeting, and to vote, as directed below, on matters coming before such meeting.
This proxy when executed will be voted as directed below. If no direction is made, this proxy will be voted for the election of Directors the nominees set forth below; for ratification of the Directors' engagement of Nemiroff, Cosmas and Company to act as independent public auditors; increase in authorized common stock and provide for preferred stock; and for all routine matters normally incident to a meeting and, at the discretion of the holder(s), for any other matter that could not reasonably have been anticipated at time of solicitation. This proxy will be voted in accordance with all specifications or instructions contained or inserted hereupon.

1. ELECTION OF DIRECTORS

Nominees for Directors:
----------------------
Lyndon A. Keele     Kenneth P. Ray     Joy C. Hartman     Alan C. Bashforth

Mark only one:

     [ ] Vote for all such nominees listed above and recommended by the
         Board of Directors.
     [ ] Vote for all such nominees, except those whose names are lined out.
     [ ] Vote withheld from all nominees.
     [ ] Abstention.

To approve an amendment to the Company's Certificate of Incorporation to authorize a common stock increase from the present 10,000,000 par value $.01 shares to 25,000,000 par value $.01 shares. In addition, to establish a new class of preferred stock in the amount of 2,000,000 shares. While the Company has no present plans to issue preferred stock, should future events present advantageous situations, the Company will be in a position to accomplish that action.

PROPOSAL TO AUTHORIZE 2,000,000 SHARES OF A NEW CLASS OF PREFERRED STOCK Mark only one:
    [ ] Vote to authorize the creation of preferred stock
    [ ] Vote against the creation of preferred stock
    [ ] Abstain

PROPOSAL TO AUTHORIZE AN INCREASE IN COMMON STOCK FROM 10,000,000 SHARES TO 25,000,000 SHARES
Mark only one:
    [ ] Vote to authorize the increase in Common Stock
    [ ] Vote against the increase in Common Stock
    [ ] Abstain

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC AUDITORS
FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996
Mark only one:
    [ ] Vote to ratify appointment of Nemiroff, Cosmas and Company as recommended by Board of Directors
    [ ] Vote against ratification of such auditors
    [ ] Abstention


Please sign and date this proxy and return it promptly whether or not you plan to attend the meeting. Sign exactly as name(s) appear(s) on your Stock Certificate(s). Persons signing as attorneys, executors, administrators, trustees, guardians or in like capacity should set forth their full title. If signed on behalf of a corporation, the full corporation name and the signer's corporate capacity should be signed by an authorized officer. All joint tenants, tenants in common and tenants by the entirety should sign. If you attend the meeting and vote by ballot, such vote will automatically supersede this proxy. The Board of Directors is not aware of any matters to be presented at the 1996 annual meeting other than for the items defined above. In the event any unanticipated matter may be presented at the meeting, the proxy holders or their substitutes are authorized by your signature to vote upon any and all such other business as may properly come before the meeting and which could not reasonably have been anticipated to have been presented at the time of preparation of the present proxy card and the enclosed proxy materials.

The undersigned hereby revokes any and all proxies heretofore given to vote at such meeting or any adjournment thereof.

Dated:                                ,1996    _______________________________

                                               _______________________________